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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    January 5, 2006
                                                         -----------------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



         Pennsylvania                 000-23157                 22-3527763
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       (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                              Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                    08009
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (856) 768-4930
                                                  ---------------

                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 5, 2006, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of businesses acquired.

       Not applicable.

(b)    Pro forma financial information.

       Not applicable.

(c)    Exhibits.

       The following exhibit is filed herewith:

       Exhibit No.                  Description
       -----------                  -----------

         99.1                       Press release dated January 5, 2006.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.



Date: January 5, 2006                   By:  /s/ Leslie H. Gordon
                                           --------------------------------
                                           Name:  Leslie H. Gordon
                                           Title: Executive Vice President and
                                                  Chief Financial Officer










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                                  EXHIBIT INDEX
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Exhibit No.                Description
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99.1                       Press release dated January 5, 2006.